SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

_________________________

Date of Report (Date of earliest event reported): April 4, 2014

MERRILL LYNCH DEPOSITOR, INC.

(on behalf of PREFERREDPLUS TRUST SERIES VER-1)

(Exact name of registrant as specified in its charter)

Delaware	001-31409	13-3891329
(State or other	(Commission	(I. R. S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Bryant Park, 4th FL
Structured Credit Trading	10036
New York, New York	(Zip Code)
(Address of principal
executive offices)

__________________________

Registrant’s telephone number, including area code: (646) 855-6745

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Section 1.     Registrant’s Business and Operations

Not applicable.

Section 2.     Financial Information

Not applicable.

Section 3.     Securities and Trading Markets

Not applicable.

Section 4.     Matters Related to Accountants and Financial Statements

Not applicable.

Section 5.     Corporate Governance and Management

Not applicable.

Section 6.     Asset-Backed Securities

Not applicable.

Section 7.     Regulation FD

Not applicable.

Section 8.     Other Events

Item 8.01     Other events

99.1        Exercise of call warrants and final distributions to holders of the PPLUS Trust Certificates Series VER-1 on April 4, 2014

On March 5, 2014 a holder of the call warrants for PreferredPLUS Trust Certificates Series VER-1 exercised its warrants. Distributions are set forth on Exhibit 99.1.

For information with respect to the underlying securities held by PreferredPLUS Trust Series VER-1, please refer to Verizon Communications Inc.’s (Commission file number 001-08606) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at

http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities support provider has filed electronically with the SEC.

Although we have no reason to believe the information concerning the underlying securities, the underlying securities issuer, the support agreement or the underlying security securities support provider contained in the underlying securities support provider’s Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities support provider (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or of the underlying securities or the support agreement has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities support provider as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer (or the underlying securities support provider). There can be no assurance that events affecting the underlying securities, the underlying securities issuer, the support agreement or the underlying support provider have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Section 9.     Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(a)       Financial statements of business acquired.

Not Applicable.

(b)       Pro forma financial information.

Not Applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.

99.1 Trustee’s report in respect of the anticipated April 4, 2014 distribution to holders of the PreferredPLUS Trust Certificates Series VER-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERRILL LYNCH DEPOSITOR, INC.

Date: April 4, 2014	By:	/s/ John Marciano
	Name:	John Marciano
	Title:	Vice President

EXHIBIT INDEX

99.1     Trustee’s report in respect of the April 4, 2014 distribution to holders of the PreferredPLUS Trust Certificates Series VER-1.